Boston Private Financial Holdings, Inc. Reports Fourth Quarter and Year End 2014 Results; Raises Dividend to $0.09 Per Share
Fourth Quarter and Full Year Highlights:

•
Acquisition of Banyan Partners, LLC: The acquisition of Banyan Partners, a leading wealth management firm with over $4 billion of AUM, closed on October 2, 2014, bringing the Company's total AUM to just under $30 billion.

•
Deposit and Loan growth: Average Total Deposits increased 10% year-over-year and 5% linked quarter to $5.5 billion, while Average Total Loans increased 5% year-over-year to $5.2 billion. On a linked quarter basis, Average Total Loans were up 1%. The average Loan-to-Deposit ratio was 95% at the end of the fourth quarter, down from 98% in the third quarter of 2014 and 100% in the fourth quarter of 2013.

•
Core Fees and Income growth: Core Fees and Income increased 21% year-over-year and 18% linked quarter to $39.6 million. In the fourth quarter of 2014, the acquisition of Banyan Partners contributed $6.1 million to Private Banking Wealth Management and Trust Fees.

•
Core Fees and Income Rise to 47% of Total Revenue: In the fourth quarter of 2014, Core Fees and Income increased to 47% of total revenue, up from 43% in the third quarter of 2014 and 42% in the fourth quarter of 2013.

•
Dividend Increase: The Board of Directors today approved a quarterly cash dividend to common stock shareholders of $0.09 per share, up from $0.08 per share. This marks the fourth cash dividend increase in the past 8 quarters.

Boston, MA - January 21, 2015 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported fourth quarter 2014 GAAP Net Income Attributable to the Company of $12.2 million, compared to $18.3 million for the third quarter of 2014 and $17.7 million for the fourth quarter of 2013. Fourth quarter 2014 diluted earnings per share were $0.13, a $0.09 decrease from the third quarter of 2014 and a $0.07 decrease from the fourth quarter of 2013. Included in the fourth quarter of 2014 is $1.4 million of one-time pre-tax costs associated with the Banyan acquisition and an $800 thousand pre-tax expense for liability restructuring. Excluding the one-time costs, fourth quarter 2014 diluted earnings per share were $0.15.
For the full year of 2014, BPFH reported GAAP Net Income Attributable to the Company of $68.8 million, compared to $70.5 million for the full year of 2013. BPFH reported diluted earnings per share of $0.79 per share compared to $0.68 per share for the full years of 2014 and 2013, respectively.
“2014 was a pivotal year for Boston Private,” said Clayton G. Deutsch, CEO and President. "In October, we completed the acquisition of Banyan Partners, which accelerated the evolution of our Private Bank Wealth Management offering closer to our desired model. The Private Banking strategy continues to gain momentum on the West Coast, helping to drive strong deposit growth. As we enter 2015, Boston Private remains focused on expanding and deepening our private client base across all markets.”

Core Fees and Income Increased 21% Year-Over-Year
On a year-over-year basis, Core Fees and Income (Investment Management Fees, Wealth Advisory Fees, Private Banking Wealth Management and Trust Fees, Other Banking Fee Income and Gain on Sale of Loans) increased 21% to $39.6 million. On a linked quarter basis, Core Fees and Income increased 18% from $33.6 million in the third quarter of 2014. In the fourth quarter of 2014, the acquisition of Banyan Partners contributed $6.1 million to Private Banking Wealth Management and Trust Fees. Excluding the impact of the Banyan acquisition, Core Fees and Income increased 2% year-over-year and were flat on a linked quarter basis. For the full year 2014, Core Fees and Income increased 13% to $139.0 million. Excluding Banyan, full year Core Fees and Income increased 8% from 2013.
Total Assets Under Management/Advisory (“AUM”) were $29.9 billion at the end of the fourth quarter, up 21% linked quarter and 23% year-over-year. The acquisition of Banyan Partners contributed $4.4 billion of AUM. Excluding the impact of Banyan, AUM increased 3% linked quarter and 5% year-over-year.
Net Interest Income
Net Interest Income for the fourth quarter was $44.1 million, down 1% from $44.8 million for the third quarter of 2014. On a year-over-year basis, Net Interest Income increased 1% from $43.5 million. For the full year, Net Interest Income increased 3% to $179.7 million.
Net Interest Margin was 2.83% for the fourth quarter, down 10 basis points from 2.93% for the third quarter. Net Interest Margin was down 15 basis points from 2.98% for the fourth quarter of 2013.
Total Operating Expenses
Total Operating Expenses for the fourth quarter of 2014 were $63.8 million, up 18% from $54.0 million for the third quarter of 2014. On a year-over-year basis, Total Operating Expenses increased 15% from $55.5 million. In the fourth quarter of 2014, Banyan accounted for $6.7 million of operating expenses. Excluding the impact of Banyan, the one-time acquisition related expenses of $1.4 million and the $800 thousand pre-tax expense for liability restructuring, fourth quarter 2014 operating expenses were $54.9 million, up 2% linked quarter and down 1% year-over-year.
For the full year 2014, Total Operating Expenses were $227.1 million, up 3% from 2013.
Provision and Asset Quality
The Company recorded a provision expense of $2.4 million for the fourth quarter of 2014, compared to a provision credit of $2.6 million for the third quarter. The provision expense was driven by net charge-offs of $1.8 million, loan growth and loan downgrades. The Company recorded a provision credit of $2.0 million for the fourth quarter of 2013.
Criticized Loans decreased 11% on a linked quarter basis and 8% year-over-year. The downgrade of three separate relationships drove Nonaccrual Loans (“Nonaccruals”) to increase 32% to $44.2 million on a linked quarter basis. On a year-over-year basis, Nonaccruals decreased 1% from $44.8 million. As a percentage of Total Loans, Nonaccruals were 84 basis points at December 31, 2014, up 20 basis points from 64 basis points at September 30, 2014, and down 4 basis points from 88 basis points at December 31, 2013.
Additional credit metrics are listed below on a linked quarter and year-over-year basis:

(In millions)	December 31, 2014	September 30, 2014	December 31, 2013
Total Criticized Loans	$159.6	$179.5	$173.6
Total Loans 30-89 Days Past Due and Accruing (13)	$7.0	$3.6	$13.7
Total Net Loans (Charged-off)/ Recovered	$(1.8)	$3.3	$1.2
Allowance for Loan Losses/ Total Loans	1.44%	1.44%	1.49%

Capital Ratios
The Company's capital ratios decreased due to the Banyan acquisition, as 68% of the upfront consideration was paid in cash.
Capital ratios are listed below on a linked quarter and year-over-year basis:

	December 31, 2014	September 30, 2014	December 31, 2013
Total Risk-Based Capital *	14.5%	15.5%	14.8%
Tier I Risk-Based Capital *	13.3%	14.2%	13.5%
Tier I Leverage Capital *	9.5%	10.3%	10.1%
TCE/TA	7.0%	7.6%	7.2%
Tier I Common Equity/ Risk Weighted Assets *	9.8%	10.6%	9.9%
*December 31, 2014 data is presented based on estimated data.

Dividend Payments
Concurrent with the release of fourth quarter 2014 earnings, the Board of Directors of the Company declared a cash dividend to common stock shareholders of $0.09 per share. The record date for this dividend is February 6, 2015, and the payment date is February 20, 2015.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is February 13, 2015, and the payment date is March 16, 2015.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision earnings; and the efficiency ratio (FTE basis), to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, January 22, 2015, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 7875780

Replay Information:
Available from January 22, 2015 at 12 noon until January 29, 2015
Dial In #: (877) 344-7529
Conference Number: 10058435
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com.

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Atlanta, Florida, Wisconsin, and Texas. The Company has a $7 billion Private Banking balance sheet, and manages approximately $30 billion of client assets.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; increasing government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Steven Gaven
Vice President Corporate Finance and Director of Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-3793
sgaven@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	December 31, 2014	September 30, 2014	December 31, 2013
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$172,609	$308,912	$191,881
Investment securities available for sale	829,993	724,638	691,729
Investment securities held to maturity	140,727	132,467	112,014
Stock in Federal Home Loan Banks	32,281	32,534	38,612
Loans held for sale	7,099	4,943	6,123
Total loans	5,269,936	5,213,491	5,112,459
Less: Allowance for loan losses	75,838	75,283	76,371
Net loans	5,194,098	5,138,208	5,036,088
Other real estate owned (“OREO”)	929	1,074	776
Premises and equipment, net	32,199	29,473	29,158
Goodwill	150,103	110,180	110,180
Intangible assets, net	41,697	17,475	20,604
Fees receivable	12,517	11,439	12,119
Accrued interest receivable	16,071	15,018	14,416
Deferred income taxes, net	47,576	48,443	55,364
Other assets	119,975	114,281	118,045
Total assets	$6,797,874	$6,689,085	$6,437,109
Liabilities:
Deposits	$5,453,879	$5,334,881	$5,110,370
Securities sold under agreements to repurchase	30,496	73,422	102,353
Federal Home Loan Bank borrowings	370,150	371,367	367,254
Junior subordinated debentures	106,363	106,363	106,363
Other liabilities	112,170	106,024	97,613
Total liabilities	6,073,058	5,992,057	5,783,953
Redeemable Noncontrolling Interests	20,905	21,397	19,468
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares; issued and outstanding: 82,961,855 shares at December 31, 2014; 80,464,390 shares at September 30, 2014; 79,837,612 shares at December 31, 2013	82,962	80,464	79,838
Additional paid-in capital	610,903	598,036	616,334
Accumulated deficit	(37,396)	(49,573)	(106,211)
Accumulated other comprehensive income/ (loss)	(697)	(1,312)	(4,197)
Total Company’s shareholders’ equity	703,525	675,368	633,517
Noncontrolling interests	386	263	171
Total shareholders’ equity	703,911	675,631	633,688
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$6,797,874	$6,689,085	$6,437,109

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Year Ended
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$47,117	$47,931	$47,421	$191,658	$191,594
Taxable investment securities	920	876	512	3,162	2,056
Non-taxable investment securities	978	942	750	3,738	3,113
Mortgage-backed securities	1,695	1,605	1,361	6,925	5,441
Federal funds sold and other	381	379	335	1,359	970
Total interest and dividend income	51,091	51,733	50,379	206,842	203,174
Interest expense:
Deposits	3,908	3,603	3,283	14,102	13,395
Federal Home Loan Bank borrowings	2,069	2,354	2,564	9,108	10,963
Junior subordinated debentures	976	976	979	3,872	4,408
Repurchase agreements and other short-term borrowings	10	17	12	59	390
Total interest expense	6,963	6,950	6,838	27,141	29,156
Net interest income	44,128	44,783	43,541	179,701	174,018
Provision/ (credit) for loan losses	2,400	(2,600)	(2,000)	(6,400)	(10,000)
Net interest income after provision/ (credit) for loan losses	41,728	47,383	45,541	186,101	184,018
Fees and other income:
Investment management fees	11,897	12,011	12,371	47,123	43,816
Wealth advisory fees	12,352	12,278	11,269	48,082	42,352
Wealth management and trust fees	13,327	7,251	6,767	34,582	26,547
Other banking fee income	1,841	1,835	2,280	7,033	7,463
Gain on sale of loans, net	192	183	156	2,158	2,519
Total core fees and income	39,609	33,558	32,843	138,978	122,697
Gain on repurchase of debt	—	—	—	—	620
Gain/ (loss) on sale of investments, net	(16)	8	14	(7)	49
Gain/ (loss) on OREO, net	(31)	150	—	957	(13)
Gain on sale of Pacific Northwest offices (1)	—	—	—	—	10,574
Other	360	53	1,488	870	2,414
Total other income	313	211	1,502	1,820	13,644
Operating expense:
Salaries and employee benefits	39,881	35,855	36,156	146,648	140,761
Occupancy and equipment	8,549	7,346	7,411	31,041	29,822
Professional services	3,308	2,796	3,412	12,473	12,109
Marketing and business development	2,425	1,408	1,764	7,989	7,094
Contract services and data processing	1,527	1,404	1,313	5,816	5,827
Amortization of intangibles	1,707	1,031	1,052	4,836	4,327
FDIC insurance	852	857	883	3,459	3,700
Restructuring	739	—	—	739	—
Other	4,772	3,302	3,509	14,128	17,065
Total operating expense	63,760	53,999	55,500	227,129	220,705
Income before income taxes	17,890	27,153	24,386	99,770	99,654
Income tax expense	5,901	8,993	7,508	32,365	32,963
Net income from continuing operations	11,989	18,160	16,878	67,405	66,691
Net income from discontinued operations (2)	1,510	1,272	1,968	6,160	7,792
Net income before attribution to noncontrolling interests	13,499	19,432	18,846	73,565	74,483
Less: Net income attributable to noncontrolling interests	1,322	1,167	1,178	4,750	3,948
Net income attributable to the Company	$12,177	$18,265	$17,668	$68,815	$70,535

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Year Ended
PER SHARE DATA:	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$12,177	$18,265	$17,668	$68,815	$70,535
Adjustments to Net Income Attributable to the Company to Arrive at Net Income Attributable to Common Shareholders (3)	(1,176)	(796)	(1,467)	(4,228)	(15,057)
Net Income Attributable to the Common Shareholders	11,001	17,469	16,201	64,587	55,478
LESS: Amount allocated to participating securities	(27)	(75)	(133)	(335)	(1,579)
Net Income Attributable to the Common Shareholders, after allocation to participating securities	$10,974	$17,394	$16,068	$64,252	$53,899

End of Period Common Shares Outstanding	82,961,855	80,464,390	79,837,612

Weighted Average Shares Outstanding:
Weighted average basic shares, including participating securities	80,880,508	79,222,590	78,719,000	79,605,355	80,859,229
LESS: Participating securities	(487,596)	(535,528)	(976,760)	(683,875)	(3,485,412)
PLUS: Dilutive potential common shares	2,096,172	1,923,896	1,758,720	1,957,751	1,379,707
Weighted Average Diluted Shares (4)	82,489,084	80,610,958	79,500,960	80,879,231	78,753,524

Diluted Total Earnings per Share	$0.13	$0.22	$0.20	$0.79	$0.68

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	December 31, 2014	September 30, 2014	December 31, 2013
FINANCIAL DATA:
Book Value Per Common Share	$7.91	$7.80	$7.34
Tangible Book Value Per Share (5)	$5.60	$6.22	$5.70
Market Price Per Share	$13.47	$12.39	$12.62

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$9,274,000	$4,701,000	$4,565,000
Investment Managers	10,772,000	10,376,000	10,401,000
Wealth Advisory	9,883,000	9,731,000	9,336,000
Less: Inter-company Relationship	(22,000)	(22,000)	(22,000)
Total Assets Under Management and Advisory	$29,907,000	$24,786,000	$24,280,000

FINANCIAL RATIOS:
Total Equity/ Total Assets	10.35%	10.10%	9.84%
Tangible Common Equity/ Tangible Assets (5)	7.03%	7.62%	7.22%
Tier I Common Equity/ Risk Weighted Assets (5)	9.76%	10.63%	9.93%
Allowance for Loan Losses/ Total Loans	1.44%	1.44%	1.49%
Allowance for Loan Losses/ Nonaccrual Loans	172%	224%	171%
Return on Average Assets - Three Months Ended (Annualized)	0.71%	1.10%	1.11%
Return on Average Common Equity - Three Months Ended (Annualized) (6)	6.97%	11.20%	11.56%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (6)	9.74%	14.10%	14.93%
Efficiency Ratio - Three Months Ended (7)	70.83%	65.47%	68.02%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In Thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	12/31/14	09/30/14	12/31/13	12/31/14	09/30/14	12/31/13	12/31/14	09/30/14	12/31/13
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$305,118	$295,395	$237,342	$920	$876	$512	1.21%	1.19%	0.87%
Non-taxable investment securities (8)	229,157	223,499	215,083	1,504	1,449	1,154	2.63%	2.59%	2.15%
Mortgage-backed securities	350,312	325,913	267,463	1,695	1,605	1,361	1.93%	1.97%	2.04%
Federal funds sold and other	389,833	359,899	352,285	381	379	335	0.39%	0.42%	0.37%
Total Cash and Investments	1,274,420	1,204,706	1,072,173	4,500	4,309	3,362	1.41%	1.43%	1.25%
Loans (9):
Commercial and Construction (8)	2,852,064	2,841,869	2,707,370	30,855	31,657	31,150	4.23%	4.36%	4.50%
Residential	2,120,416	2,071,326	2,022,698	16,447	16,384	16,159	3.10%	3.16%	3.20%
Home Equity and Other Consumer	254,387	244,690	250,212	1,799	1,733	1,874	2.80%	2.81%	2.97%
Total Loans	5,226,867	5,157,885	4,980,280	49,101	49,774	49,183	3.71%	3.81%	3.89%
Total Earning Assets	6,501,287	6,362,591	6,052,453	53,601	54,083	52,545	3.26%	3.36%	3.43%
LESS: Allowance for Loan Losses	75,590	76,099	78,463
Cash and due From Banks (Non-Interest Bearing)	41,595	42,080	40,332
Other Assets	411,546	341,953	364,130
TOTAL AVERAGE ASSETS	$6,878,838	$6,670,525	$6,378,452
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits:
Savings and NOW	$584,210	$583,547	$490,408	$112	$110	$94	0.08%	0.07%	0.08%
Money Market	2,836,731	2,640,762	2,500,191	2,589	2,273	1,871	0.36%	0.34%	0.30%
Certificates of Deposit	597,460	607,940	620,161	1,207	1,220	1,318	0.80%	0.80%	0.84%
Total Interest-Bearing Deposits	4,018,401	3,832,249	3,610,760	3,908	3,603	3,283	0.39%	0.37%	0.36%
Junior Subordinated Debentures	106,363	106,363	106,673	976	976	979	3.59%	3.59%	3.59%
FHLB Borrowings and Other	447,955	534,062	487,584	2,079	2,371	2,576	1.82%	1.74%	2.07%
Total Interest-Bearing Liabilities	4,572,719	4,472,674	4,205,017	6,963	6,950	6,838	0.60%	0.61%	0.64%
Noninterest Bearing Demand Deposits	1,465,145	1,404,875	1,391,809
Other Liabilities	121,318	100,106	134,429
Total Average Liabilities	6,159,182	5,977,655	5,731,255
Redeemable Noncontrolling Interests	22,802	23,584	17,929
Average Shareholders' Equity	696,854	669,286	629,268
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$6,878,838	$6,670,525	$6,378,452
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$46,638	$47,133	$45,707
LESS: FTE Adjustment (8)				2,510	2,350	2,166
Net Interest Income (GAAP Basis)				$44,128	$44,783	$43,541
Interest Rate Spread							2.66%	2.75%	2.79%
Bank only Net Interest Margin							2.90%	3.00%	3.05%
Net Interest Margin							2.83%	2.93%	2.98%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In Thousands)	Year Ended		Year Ended		Year Ended
AVERAGE BALANCE SHEET:	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$279,438	$221,677	$3,162	$2,056	1.13%	0.93%
Non-taxable investment securities (8)	225,346	208,547	5,751	4,790	2.55%	2.30%
Mortgage-backed securities	337,552	285,677	6,925	5,441	2.05%	1.90%
Federal funds sold and other	285,783	230,542	1,359	970	0.47%	0.41%
Total Cash and Investments	1,128,119	946,443	17,197	13,257	1.52%	1.40%
Loans (9):
Commercial and Construction (8)	2,846,042	2,717,707	126,830	125,427	4.40%	4.55%
Residential	2,066,776	1,993,729	64,984	64,968	3.14%	3.26%
Home Equity and Other Consumer	246,934	261,958	7,080	7,848	2.87%	3.00%
Total Loans	5,159,752	4,973,394	198,894	198,243	3.82%	3.95%
Total Earning Assets	6,287,871	5,919,837	216,091	211,500	3.41%	3.54%
LESS: Allowance for Loan Losses	76,990	81,924
Cash and due From Banks (Non-Interest Bearing)	39,381	41,402
Other Assets	374,782	383,833
TOTAL AVERAGE ASSETS	$6,625,044	$6,263,148
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (10):
Savings and NOW	$578,827	$520,546	$431	$430	0.07%	0.08%
Money Market	2,619,930	2,401,622	8,701	7,366	0.33%	0.31%
Certificates of Deposit	611,285	633,759	4,970	5,599	0.81%	0.88%
Total Interest-Bearing Deposits	3,810,042	3,555,927	14,102	13,395	0.37%	0.38%
Junior Subordinated Debentures	106,363	125,756	3,872	4,408	3.59%	3.46%
FHLB Borrowings and Other	503,995	527,377	9,167	11,353	1.79%	2.12%
Total Interest-Bearing Liabilities	4,420,400	4,209,060	27,141	29,156	0.61%	0.69%
Noninterest Bearing Demand Deposits	1,406,007	1,286,539
Other Liabilities	111,664	133,592
Total Average Liabilities	5,938,071	5,629,191
Redeemable Noncontrolling Interests	20,757	18,162
Average Shareholders' Equity	666,216	615,795
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$6,625,044	$6,263,148
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$188,950	$182,344
LESS: FTE Adjustment (8)			9,249	8,326
Net Interest Income (GAAP Basis)			$179,701	$174,018
Interest Rate Spread					2.80%	2.85%
Bank only Net Interest Margin					3.05%	3.13%
Net Interest Margin					2.98%	3.05%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In Thousands)	December 31, 2014	September 30, 2014	December 31, 2013
LOAN DATA (11):
Commercial and Industrial Loans:
New England	$781,646	$758,728	$713,484
San Francisco Bay	117,105	124,993	107,154
Southern California	54,334	47,107	45,415
Total Commercial and Industrial Loans	$953,085	$930,828	$866,053
Commercial Real Estate Loans:
New England	$690,965	$712,464	$721,924
San Francisco Bay	619,222	628,149	641,746
Southern California	478,216	467,428	449,724
Total Commercial Real Estate Loans	$1,788,403	$1,808,041	$1,813,394
Construction and Land Loans:
New England	$85,272	$82,492	$92,456
San Francisco Bay	31,329	35,668	45,941
Southern California	8,748	12,385	15,520
Total Construction and Land Loans	$125,349	$130,545	$153,917
Residential Loans:
New England	$1,299,568	$1,273,544	$1,228,623
San Francisco Bay	462,497	456,355	459,667
Southern California	370,030	367,628	344,004
Total Residential Loans	$2,132,095	$2,097,527	$2,032,294
Home Equity Loans:
New England	$82,877	$76,142	$81,010
San Francisco Bay	27,575	30,060	30,002
Southern California	4,407	3,025	2,648
Total Home Equity Loans	$114,859	$109,227	$113,660
Other Consumer Loans:
New England	$143,166	$124,449	$117,079
San Francisco Bay	6,505	6,738	8,854
Southern California	6,474	6,136	7,069
Eliminations and other, net	—	—	139
Total Other Consumer Loans	$156,145	$137,323	$133,141
Total Loans:
New England	$3,083,494	$3,027,819	$2,954,576
San Francisco Bay	1,264,233	1,281,963	1,293,364
Southern California	922,209	903,709	864,380
Eliminations and other, net	—	—	139
Total Loans	$5,269,936	$5,213,491	$5,112,459

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In Thousands)	December 31, 2014	September 30, 2014	December 31, 2013
CREDIT QUALITY (11):
Special Mention Loans:
New England	$32,254	$45,788	$41,759
San Francisco Bay	18,161	24,623	25,912
Southern California	26,325	32,614	19,642
Total Special Mention Loans	$76,740	$103,025	$87,313
Accruing Substandard Loans (12):
New England	$11,126	$13,589	$13,304
San Francisco Bay	23,403	24,267	25,171
Southern California	4,331	5,331	3,540
Total Accruing Substandard Loans	$38,860	$43,187	$42,015
Nonaccruing Loans:
New England	$26,205	$16,205	$24,838
San Francisco Bay	13,430	15,133	14,016
Southern California	4,547	2,203	5,908
Total Nonaccruing Loans	$44,182	$33,541	$44,762
Other Real Estate Owned:
New England	$344	$489	$191
San Francisco Bay	585	585	585
Southern California	—	—	—
Total Other Real Estate Owned	$929	$1,074	$776
Loans 30-89 Days Past Due and Accruing (13):
New England	$6,572	$1,825	$5,029
San Francisco Bay	375	653	3,029
Southern California	13	1,145	5,684
Total Loans 30-89 Days Past Due and Accruing	$6,960	$3,623	$13,742
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$(2,516)	$912	$(344)
San Francisco Bay	607	465	1,798
Southern California	64	1,959	(260)
Total Net Loans (Charged-off)/ Recovered	$(1,845)	$3,336	$1,194
Loans (Charged-off)/ Recovered, Net for the Twelve Months Ended:
New England	$(1,686)		$(2,422)
San Francisco Bay	3,671		2,576
Southern California	3,882		2,160
Total Net Loans (Charged-off)/ Recovered	$5,867		$2,314

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)
On December 17, 2012, Boston Private Bank & Trust Company announced that it had entered into an agreement to sell its three offices in the Pacific Northwest region. The sale closed on May 10, 2013, at which time the Company recorded a gain on sale of $10.6 million.

(2)
Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Davidson Trust Company; Boston Private Value Investors, Inc.; Sand Hill Advisors, LLC; RINET Company, LLC; Gibraltar Private Bank & Trust Company; and Westfield Capital Management Company, LLC.

(3)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value, dividends paid on preferred stock, and dividends on participating securities.

(4)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested non-participating restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for additional information.

(5)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except per share data)	December 31, 2014	September 30, 2014	December 31, 2013
Total Balance Sheet Assets	$6,797,874	$6,689,085	$6,437,109
LESS: Goodwill and Intangible Assets, net	(191,800)	(127,655)	(130,784)
Tangible Assets (non-GAAP)	$6,606,074	$6,561,430	$6,306,325
Total Shareholders' Equity	$703,911	$675,631	$633,688
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and Intangible Assets, net	(191,800)	(127,655)	(130,784)
Total adjusting items	(239,553)	(175,408)	(178,537)
Tangible Common Equity (non-GAAP)	$464,358	$500,223	$455,151
Total Equity/Total Assets	10.35%	10.10%	9.84%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.03%	7.62%	7.22%

Total Risk Weighted Assets *	$4,799,329	$4,754,417	$4,668,531
Tier I Common Equity *	$468,612	$505,474	$463,627
Tier I Common Equity/ Risk Weighted Assets	9.76%	10.63%	9.93%

End of Period Shares Outstanding	82,962	80,464	79,838

Book Value Per Common Share	$7.91	$7.80	$7.34
Tangible Book Value Per Share (non-GAAP)	$5.60	$6.22	$5.70
*     Risk Weighted Assets and Tier I Common Equity for December 31, 2014 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity.

The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

	Three Months Ended			Year Ended
(In thousands, except per share data)	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Total average shareholders' equity	$696,854	$669,286	$629,268	$666,216	$615,795
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(33,921)
Average common equity (non-GAAP)	649,101	621,533	581,515	618,463	581,874
LESS: Average goodwill and intangible assets, net	(184,473)	(128,178)	(131,375)	(144,658)	(132,908)
Total adjusting items	(184,473)	(128,178)	(131,375)	(144,658)	(132,908)
Average Tangible Common Equity (non-GAAP)	$464,628	$493,355	$450,140	$473,805	$448,966

Net income attributable to the Company	$12,177	$18,265	$17,668	$68,815	$70,535
Less: Dividends on Series D preferred stock	(869)	(869)	(869)	(3,475)	(2,297)
Net income, after dividends on Series D preferred stock (non-GAAP)	$11,308	$17,396	$16,799	$65,340	$68,238

Return on Average Equity - (Annualized)	6.99%	10.92%	10.68%	10.33%	11.45%
Return on Average Common Equity - (Annualized) (non-GAAP)	6.97%	11.20%	11.56%	10.56%	11.73%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	9.74%	14.10%	14.93%	13.79%	15.20%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(7)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision earnings and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision earnings; from GAAP net income attributable to the Company to Non-GAAP net income attributable to the Company, excluding the sale of the Pacific Northwest offices; from GAAP diluted total EPS to Non-GAAP diluted total EPS, excluding the effect of significant transactions; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis), excluding restructuring, are presented below:

	Three Months Ended			Year Ended
(In thousands, except per share data)	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Income before income taxes (GAAP)	$17,890	$27,153	$24,386	$99,770	$99,654
ADD BACK: Provision/ (credit) for loan losses	2,400	(2,600)	(2,000)	(6,400)	(10,000)
Pre-tax, pre-provision earnings (non-GAAP)	$20,290	$24,553	$22,386	$93,370	$89,654

Net income attributable to the Company (GAAP)	$12,177	$18,265	$17,668	$68,815	$70,535
LESS: Gain on sale of Pacific Northwest offices, net of tax	—	—	—	—	6,267
Net income attributable to the Company, excluding the effect of significant transactions (Non-GAAP)	$12,177	$18,265	$17,668	$68,815	$64,268

Net income attributable to the Common Shareholders, after allocation to participating securities (GAAP)	$10,974	$17,394	$16,068	$64,252	$53,899
ADD BACK: Deemed dividend due to repurchase of Series B Preferred	—	—	—	—	11,738
LESS: Gain on sale of Pacific Northwest offices, net of tax	—	—	—	—	(6,267)
Net income attributable to the Common Shareholders, after allocation to participating securities, excluding the effect of significant transactions (Non-GAAP)	$10,974	$17,394	$16,068	$64,252	$59,370

Diluted Total Earnings Per Share (GAAP)	$0.13	$0.22	$0.20	$0.79	$0.68
Diluted Total Earnings Per Share, excluding the effect of significant transactions (Non-GAAP)	$0.13	$0.22	$0.20	$0.79	$0.75

Total operating expense (GAAP)	$63,760	$53,999	$55,500	$227,129	$220,705
Less: Amortization of intangibles	1,707	1,031	1,052	4,836	4,327
Less: Restructuring	739	—	—	739	—
Total operating expense (excluding amortization of intangibles) (non-GAAP)	$61,314	$52,968	$54,448	$221,554	$216,378

Net interest income	$44,128	$44,783	$43,541	$179,701	$174,018
Total core fees and income	39,609	33,558	32,843	138,978	122,697
Total other income	313	211	1,502	1,820	13,644
FTE income	2,510	2,350	2,166	9,249	8,326
Total revenue (FTE basis)	$86,560	$80,902	$80,052	$329,748	$318,685
Efficiency Ratio, before deduction of intangible amortization (GAAP)	75.86%	68.74%	71.26%	70.87%	71.11%
Efficiency Ratio, FTE Basis (non-GAAP)	70.83%	65.47%	68.02%	67.19%	67.90%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(8)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(9)	Includes Loans Held for Sale and Nonaccrual Loans.

(10)	Includes Deposits Held for Sale.

(11)
The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices. Loans in the Pacific Northwest region that were not included the sale of that region's offices are included with the offices from which they are being managed after the sale. Net loans from the Company to certain principals of the Company's affiliate partners, loans at the Company's non-banking segments, and inter-company loan eliminations are identified as “Eliminations and other, net”.

(12)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(13)
In addition to loans 30-89 days past due and accruing, at December 31, 2014 the Company had no loans were more than 90 days past due but still on accrual status. At September 30, 2014, the Company had two loans totaling $0.5 million that were more than 90 days past due but still on accrual status. These loans originated in the New England region. At December 31, 2013, the Company had two loans totaling $0.1 million that were more than 90 days past due but still on accrual status. These loans originated in the New England region.